LAND TITLE ACT                                               Exhibit 10-43
FORM B
[Section 219.1]
Province of
British Columbia
MORTGAGE - PART 1 (THIS AREA FOR LAND TITLE OFFICE USE) PAGE 1 OF 30 pages
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1. APPLICATION: (Name, address, phone number and signature of applicant, applicant's solicitor or agent)
   FRASER & BEATTY
   Barristers and Solicitors
   1500 - 1040 West Georgia Street
   Vancouver, British Columbia  V6E 4H8
                                   __________________________________
   Telephone (604) 687-4460        signature of applicant, applicant's
                                     solicitor or agent

2. (a) PARCEL IDENTIFIER(S) AND LEGAL DESCRIPTION(S) OF THE MORTGAGED LAND:*
       (PID)      (LEGAL DESCRIPTION)
       017-759-374  Lot 1, Except Portion in Air Space Plan LMP3376 and
                    Plan LMP9029 and LMP10273, DL 541 and of the Public Harbour of Burrard Inlet, Plan LMP3374

       017-759-552  Air Space Parcel 1, DL 541 and of the Public Harbour of
                    Burrard Inlet Air Space Plan LMP3377
____________________________________________________________________________
3. BORROWER(S) [MORTGAGOR(S)]:  (including postal address(es) and postal code(s))*
   ACC TELENTERPRISES LTD./TELENTREPRISES ACC LTEE. (Reg. No.     )
   5343 Dundas Street West, Suite 600, Etobicoke, Ontario, M9B 6K5
____________________________________________________________________________
4. LENDER(S) [MORTGAGEE(S)]: (including occupation(s), postal address(es) and postal code(s))*
   FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association organized under the laws of the United States, One First Union Center, 301 S. College Street, Charlotte, North Carolina, U.S.A. 28288

5. Payment Provisions:**
(a)Principal Amount:          (b)Interest Rate:              (c)Interest              Y              M            D
                                                                Adjustment
   $30,000,000 U.S.              25% per annum                  Date:
                                                                   N/A
(d)Interest Calculation       (e)Payment Dates:              (f)First Payment Date:
   Period:
   Monthly                         See Schedule                See Schedule

(g)Amount of each period      (h)INTEREST ACT (Canada)       (i)Last Payment Date:      2001           9             30
   payment:                      Statement:  The equivalent
                              rate of interest calculated
   See Schedule               half yearly not in advance is
                              n/a% per premium.

(j)Assignment of Rents which  (k)Place of payment:           (l)Balance Due Date:       2001           9             30
   the applicant wants
   registered?                   Postal Address in Item 4
   YES       NO  X
   If yes, page & paragraph
    no.:

* If space insufficient, enter "SEE SCHEDULE" and attach schedule in Form E. ** If space insufficient, continue executions on additional page(s) in Form D.

  MORTGAGE - PART 1                                                PAGE 2

6. MORTGAGE contains                     7. MORTGAGE secures a current
   floating charge on land? YES   NO X      or running account?  YES X  NO___
                               --   --
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8. INTEREST MORTGAGED:
   Freehold
   Other (specify) X*  Lease No.
                   --           ----------------
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9. MORTGAGE TERMS:

   Part 2 of this mortgage consists of (select one only):
   (a) Prescribed Standard Mortgage Terms ___
   (b) Filed Standard Mortgage Terms      ___ D.F. Number:
   (c) Express Mortgage Terms            X (annexed to this mortgage as Part 2)

   A selection of (a) or (b) includes any additional or modified terms referred to in Item 10 or in a schedule annexed to this mortgage.
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10. ADDITIONAL OR MODIFIED TERMS:*

   N/A
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11. PRIOR ENCUMBRANCES PERMITTED BY LENDER:*

   NONE
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12. EXECUTION(S):**This mortgage charges the Borrower's interest in the land mortgaged as security for payment of all money due and performance of all obligations in accordance with the mortgage terms referred to in Item 9 and the Borrower(s) and every other signatory agree(s) to be bound by, and acknowledge(s) receipt of a true copy of, those terms.

       Officer Signature(s)         Execution Date         Borrower(s) Signature(s)
                                    Y   M   D              ACC TELENTERPRISES LTD./
    /S/  BETTY G. SMITH                                    TELENTREPRISES ACC LTEE.
Print Name/Address:                 97   1   8             by its authorized signatory(ies):
   Betty G. Smith
   Charlotte, NC                                             /S/  JOHN J. ZIMMER

                                                           Print Name:  John J. Zimmer
   Notary Seal                                             Assistant Controller


                                    97   1   8               /S/  DANIEL J. VENUTI
                                                           Print Name:  Daniel J. Venuti
                                                           Authorized Signatory


OFFICER CERTIFICATION:
Your signature constitutes a representation that you are solicitor, notary public or other person authorized by the EVIDENCE ACT, R.S.B.C. 1979, c. 116, to take affidavits for use in British Columbia and certifies the matters set out in Part 5 of the LAND TITLE ACT as they pertain to the execution of this instrument.

* If space insufficient, enter "SEE SCHEDULE" and attach schedule in Form E. ** If space insufficient, continue executions on additional page(s) in Form D.

LAND TITLE ACT
FORM E
SCHEDULE                                                    Page 3
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Enter the Required Information the Same Order as the Information Must Appear on
the Freehold Transfer Form, Mortgage Form or General Document Form.

   Unless otherwise indicated, all terms on this Form E Schedule shall have the same meanings as contained in the Prescribed Mortgage Terms.

5.  PAYMENT PROVISIONS:

    (e) Payment Dates

        INTEREST

        Interest on each "Base Rate Loan" (as that term is defined in the credit agreement) shall be payable in U.S. Dollars in arrears on the last business day of each calendar quarter commencing March 31, 1997 and interest on each "LIBOR Rate Loan" (as that term is defined in the credit agreement) shall be payable on the last day of each "Interest Period" (as that term is defined in the credit agreement) applicable thereto, and if such "Interest Period" extends over three (3) months, at the end of each three month interval during such "Interest Period". All interest rates, fees and commissions provided hereunder shall be computed on the basis of a 365/366 day year, except that (i) interest with respect to each "LIBOR Rate Loan" denominated in U.S. Dollars or Canadian Dollars shall be computed on the basis of a 360 day year and assessed for the actual number of days elapsed, and (ii) interest with respect to each "LIBOR Rate Loan" denominated in Sterling shall be computed on the basis of a 365 day year and assessed for the actual number of days elapsed.

        PRINCIPAL PAYMENTS
        The principal payments under this mortgage shall be due and payable by quarterly instalments on each of the following dates equal to the amount required to reduce the "Sublimit" (as that term is defined in the credit agreement) of the borrower to the following "Reduced Sublimit Amounts":

             DATE               REDUCED SUBLIMIT AMOUNTS
                                  (U.S. Dollars)
        December 31, 1998         $27,600,000
        March 31, 1999             25,200,000
        June 30, 1999              22,800,000
        September 30, 1999         20,400,000
        December 31, 1999          18,000,000
        March 31, 2000             15,600,000
        June 30, 2000              13,200,000
        September 30, 2000         10,800,000
        December 31, 2000           8,100,000
        March 31, 2001              5,400,000
        June 30, 2001               2,700,000
        September 30, 2001                  0

LAND TITLE ACT
FORM E
SCHEDULE                                                    Page 4
----------------------------------------------------------------------------

Enter the Required Information the Same Order as the Information Must Appear on the Freehold Transfer Form, Mortgage Form or General Document Form.

        The foregoing "Reduced Sublimit Amounts" may be revised in accordance with the terms of the credit agreement and, in such a case, the quarterly instalments shall be equal to the amount required to reduce the "Sublimit" (as that term is defined in the credit agreement) of the borrower to such revised "Reduced Sublimit Amounts."

(f) First Payment Date

    INTEREST
    The first payment date for interest shall be March 31, 1997.

    PRINCIPAL PAYMENTS
    The first payment date for the principal payments under this mortgage shall be December 31, 1998.

(g) Amount of Each Periodic Payment

    INTEREST
    Interest on each "Base Rate Loan" (as that term is defined in the credit agreement) calculated as provided in the credit agreement shall be payable in U.S. Dollars in arrears on the last business day of each calendar quarter commencing March 31, 1997 and interest on each "LIBOR Rate Loan" (as that term is defined in the credit agreement) calculated as provided in the credit agreement shall be payable on the last day of each "Interest Period" (as that term is defined in the credit agreement) applicable thereto, and if such "Interest Period" extends over three (3) months, at the end of each three month interval during such "Interest Period". All interest rates, fees and commissions provided hereunder shall be computed on the basis of a 365/366 day year, except that (i) interest with respect to each "LIBOR Rate Loan" denominated in U.S. Dollars or Canadian Dollars shall be computed on the basis of a 360 day year and assessed for the actual number of days elapsed, and (ii) interest with respect to each "LIBOR Rate Loan" denominated in Sterling shall be computed on the basis of a 365 day year and assessed for the actual number of days elapsed.

    PRINCIPAL PAYMENTS
    The principal payments under this mortgage shall be due and payable by quarterly instalments on each of the following dates equal to the amount required to reduce the "Sublimit" (as that term is defined in the credit agreement) of the borrower to the following "Reduced Sublimit Amounts":

             DATE               REDUCED SUBLIMIT AMOUNTS
                                  (U.S. Dollars)
        December 31, 1998     $27,600,000
        March 31, 1999         25,200,000
        June 30, 1999          22,800,000
        September 30, 1999     20,400,000
        December 31, 1999      18,000,000
        March 31, 2000         15,600,000

LAND TITLE ACT
FORM E
SCHEDULE                                                    Page 5
-----------------------------------------------------------------------------

Enter the Required Information the Same Order as the Information Must Appear on the Freehold Transfer Form, Mortgage Form or General Document Form.

        June 30, 2000          13,200,000
        September 30, 2000     10,800,000
        December 31, 2000       8,100,000
        March 31, 2001          5,400,000
        June 30, 2001           2,700,000
        September 30, 2001              0

    The foregoing "Reduced Sublimit Amounts" may be revised in accordance with the terms of the credit agreement and, in such a case, the quarterly instalments shall be equal to the amount required to reduce the "Sublimit" (as that term is defined in the credit agreement) of the borrower to such "Reduced Sublimit Amounts".

MORTGAGE TERMS - PART 2

                      EXPRESS MORTGAGE TERMS

             THIS MORTGAGE made as of January 14, 1997

           IN PURSUANCE OF THE "LAND TRANSFER FORM ACT"

    BETWEEN:

             ACC TELENTERPRISES LTD./TELENTREPRISES ACC LTEE, having an address at 5343 Dundas Street West, Suite 600, Etobicoke, Ontario, M9B 6K5
             (Reg. No.           )

             (the "borrower")

    AND:

             FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association organized under the laws of the United States, One First Union Center, 301 S. College Street, Charlotte, North Carolina, U.S.A. 28288, as Administrative Agent for the benefit of itself and the financial institutions as are, or may from time to time become, lenders under the "credit agreement" (as that term is hereinafter defined)

             (the "lender")

             NOW THEREFORE THIS MORTGAGE WITNESSES that in consideration of the lender advancing to the borrower any portion of the principal amount (the receipt and sufficiency of which is hereby acknowledged) and other good and valuable consideration:

             INTERPRETATION
             In this mortgage:

             "borrower mailing address" means the postal address of the borrower set out above or the most recent postal address provided in a written notice given by the borrower to the lender under this mortgage;

             "borrower's promises and agreements"means any one or more of the borrower's obligations, promises and agreements contained in this mortgage;

             "court" means a court or judge having jurisdiction in any matter arising out of this mortgage;

             "credit agreement" means the amended and restated credit agreement as defined in Section 2.1;

             "default" includes each of the events of default listed in
             Section 7.1;

             "interest" means interest at the interest rate set out in
             Section 2.1;

             "interest adjustment date" means the interest adjustment date set out in Section 2.1, if applicable;

             "interest calculation period" means the period or periods for the calculation of interest set out in Section 2.1;

             "interest rate" means the interest rate set out in
             Section 2.1;

             "land" means all the borrower's present and future interest in the land described in Section 1.1 including every incidental right, benefit or privilege attaching to that land or running with it and all buildings and improvements that are now or later constructed on or made to that land;

             "lease" means the leasehold interest of the borrower referred to in Section 1.1;

             "lender mailing address" means the postal address shown on page 1 of this mortgage or the most recent postal address provided in a written notice given by the lender to the borrower under this mortgage;

             "loan payment" means the amount of each periodic payment shown in Section 2.2;

             "maturity date" means the balance due date shown in
             Section 2.2 and is the date on which all unpaid mortgage money becomes due and payable, or such earlier date on which the lender can lawfully require payment of the mortgage money;

             "mortgage money" means the principal amount, interest and any other money owed by the borrower under this mortgage, the payment of which is secured by this mortgage;

             "payment date" means such payment date set out in Section 2.2 of this mortgage;

             "place of payment" means the lender's mailing address or any other place specified in a written notice given by the lender to the borrower under this mortgage;

             "principal amount" means the amount of money shown as the principal amount in Section 2.1 as reduced by payments made by the borrower from time to time as contemplated by Section 2.1, or increased by the advance or readvance of money to the borrower by the lender from time to time, and includes all money that is later added to the principal amount under this mortgage;

             "receiver" means a receiver or receiver manager appointed by the lender under this mortgage;

             "taxes" means all taxes, rates and assessments of every kind which are payable by any person in connection with this mortgage, the land or its use and occupation, or arising out of any transaction between the borrower and the lender, but does not include the income tax of the lender or any lender party to the credit agreement.

             In this mortgage, the singular includes the plural and vice versa.

1.0     MORTGAGE OF LAND
1.1 The borrower grants, mortgages, demises, subleases and charges unto the lender as security for the repayment of the mortgage money and for performance of all the borrower's promises and agreements, all right, title and interest of the borrower in and to those certain parcels or tracts of lands and premises situate in the City of Vancouver, British Columbia and more particularly known and described as:

        Parcel Identifier:  017-759-374
        Lot 1, Except Portion in Air Space Plan LMP3376 and
        Plan LMP9029 and LMP10273, District Lot 541 and of the
        Public Harbour of Burrard Inlet, Plan LMP3374

        and

        Parcel Identifier:  017-759-552
        Air Space Parcel 1, District Lot 541 and of the
        Public Harbour of Burrard Inlet Air Space Plan LMP3377

        (the "land")

pursuant to a sublease dated as of March 1, 1994 between Waterfront Centre Leaseholds Ltd., as sublandlord, which assigned its interest to Ontrea Inc., and ACC Long Distance Ltd./Interurbains ACC Ltee., as tenant, which amalgamated with ACC Long Distance Inc./Interurbains ACC Inc. to form ACC Long Distance Inc./Interurbains ACC Inc., which is a pre-amalgamating company of the borrower, as amended by a lease modification agreement dated May 1, 1994, and as may be amended from time to time (the "lease") with respect to a portion of the second floor of the building located on the land.

2.0     PROVISO FOR REDEMPTION
2.1 Provided this mortgage shall be void upon payment as hereinafter provided of:

    (a) the borrower's "Obligations" (as that term is defined in the "credit agreement" (as that term is hereinafter defined)) under or pursuant to that certain amended and re-stated credit agreement dated January 14, 1997 among ACC Corp. and certain subsidiaries thereof (including, without limitation, the borrower), as borrowers, ACC Corp. as guarantor, the lenders referred to therein, First Union National Bank of North Carolina, as managing and administrative agent, and Fleet National Bank, as managing and documentation agent (such amended and re-stated credit agreement as it may be amended, supplemented, replaced or re-stated from time to time be and herein called the "credit agreement") up to the principal sum of $30,000,000 U.S., plus interest thereon and other costs payable under this mortgage; and

    (b) interest, both before and after maturity, default and judgment, on the principal amount outstanding from time to time, at the interest rate of 25% per annum (the "interest rate"), payable in U.S. dollars on each "Base Rate Loan" (as that term is defined in the credit agreement) in arrears on the last day of each calendar quarter commencing March 31, 1997 and on each "LIBOR Rate Loan" (as that term is defined in the credit agreement) in arrears on the last day of each "Interest Period" (as that term is defined in the credit agreement) applicable thereto, and if such "Interest Period" extends over three (3) months, at the end of each three (3) month interval during such "Interest Period". All interest rates, fees and commissions provided hereunder shall be computed on the basis of a 365/366 day year, except that (i) interest with respect to each "LIBOR Rate Loan" denominated in U.S. dollars or Cdn. dollars shall be computed on the basis of a 360 day year and assessed for the actual number of days elapsed, and (ii) interest with respect to each "LIBOR Rate Loan" denominated in Sterling shall be computed on the basis of a 365 day year and assessed for the actual number of days elapsed (the "interest calculation period") all of which shall be payable on the later of the maturity date and the date that the mortgage money payable hereunder has been paid in full;

    (c) payment of the mortgage money as the lender may be entitled to by virtue of this mortgage, as and when such mortgage money shall become due and payable; and

    (d) payment of taxes; and

    (e) observance and performance of all covenants, provisos and conditions herein contained.

2.2 The principal payments under this mortgage shall be due and payable by quarterly instalments (the "loan payment") on each of the following dates equal to the amount required to reduce the "Sublimit" (as that term is defined in the credit agreement) of the borrower to the following "Reduced Sublimit Amounts":

             DATE               REDUCED SUBLIMIT AMOUNTS
                                  (U.S. Dollars)
        December 31, 1998         $27,600,000
        March 31, 1999             25,200,000

        June 30, 1999              22,800,000
        September 30, 1999         20,400,000
        December 31, 1999          18,000,000
        March 31, 2000             15,600,000
        June 30, 2000              13,200,000
        September 30, 2000         10,800,000
        December 31, 2000           8,100,000
        March 31, 2001              5,400,000
        June 30, 2001               2,700,000
        September 30, 2001                  0

        The foregoing "Reduced Sublimit Amounts" may be revised in accordance with the terms of the credit agreement and, in such a case, the quarterly instalments shall be equal to the amount required to reduce the "Sublimit" (as that term is defined in the credit agreement) of the borrower to such revised "Reduced Sublimit Amounts."

2.3 If the interest mortgaged is described in Section 1.1 as a leasehold interest, the grant in Section 1.1 shall be construed as a charge of the unexpired term of the lease less the last month of that term, provided that the borrower shall hold the remainder in trust for the lender and deal with same as directed by the lender. If any of the property charged under Section 1.1 at any time includes property which cannot be effectively charged without consent, such a charge shall not become effective until, but shall become effective immediately when, all consents necessary for the validity and effectiveness of such charge have been obtained.

2.4     This means that:

    (a) this mortgage shall be a charge on the land; and

    (b) the borrower releases to the lender all the borrower's claim to the land until the borrower has paid the mortgage money to the lender and each of the lenders party to the credit agreement, in accordance with these mortgage terms, and has performed all of the borrower's promises and agreements.

2.5 The borrower may continue to remain in possession of the land as long as the borrower performs all of the borrower's promises and agreements.

2.6 When the borrower has paid the mortgage money and performed all the borrower's promises and agreements under this mortgage and neither the lender nor any lender party to the credit agreement has any obligation to make any further advances or readvances, the lender will no longer be entitled to enforce any rights under this mortgage and the borrower will be entitled, at the borrower's cost, to receive a discharge of this mortgage. If this mortgage is registered in the land title office, the discharge must be signed by the lender and must be registered by the borrower in the land title office to cancel the registration of this mortgage against the land.

3.0     INTEREST
3.1 Interest is chargeable on the mortgage money and is payable by the borrower.

3.2 Interest is not payable in advance. This means that interest must be earned before it is payable.

3.3 Interest on advances or readvances of the principal amount starts on the date and on the amount of each advance or readvance and accrues on the principal amount until the borrower has paid all the mortgage money.

3.4 Interest payable on any part of the principal amount advanced before the interest adjustment date is due and payable to the lender on the interest adjustment date.

3.5 At the end of each interest calculation period, unpaid accrued interest will be added to the principal amount and bear interest. This is known as compound interest.

4.0     PAYMENT OF THE MORTGAGE MONEY
4.1 The borrower promises to pay the mortgage money to the lender at the place of payment in accordance with the payment provisions set out in Sections 2.1 and 2.2.

5.0     PROMISES OF THE BORROWER
5.1     The borrower promises:

    (a) to pay all taxes when they are due and to send to the lender at the place of payment, or at any other place the lender requires, all notices of taxes which the borrower receives;

    (b) if the lender requires the borrower to do so, to pay to the lender:

        (i) on each payment date the amount of money estimated by the lender to be sufficient to permit the lender to pay the taxes when they are due; and

        (ii) any money in addition to the money already paid towards taxes so that the lender will be able to pay the taxes in full;

    (c) to apply for all government grants, assistance and rebates in respect of taxes;

    (d) to comply with all terms and conditions of any charge or encumbrance that ranks ahead of this mortgage;

    (e) to keep all buildings and improvements which form part of the land in good condition and to repair them as the lender reasonably requires;

    (f) to sign any other document that lender reasonably requires to ensure that payment of the mortgage money is secured by this mortgage or by any other document the borrower has agreed to give as security;

    (g) not to do anything that has the effect of reducing the value of the land;

    (h) not to tear down any building or part of a building which forms part of the land;

    (i) not to make any alteration or improvement to any building which forms part of the land without the written consent of the lender;

    (j) if the borrower has rented the land to a tenant, to keep, if required by the lender, records of all rents received and of all expenses paid by the borrower in connection with the land and, at least annually, have a statement of revenue and expenses for the land prepared by a professional accountant if the lender requires and to give a copy of the statement to the lender if the lender requires the borrower to do so;

    (k) to insure and keep insured against the risk of fire and other risks and losses that the lender asks the borrower to insure against, with an insurance company licensed to do business in British Columbia, all buildings and improvements on the land to their full insurable value on a replacement cost basis and to pay all insurance premiums when due;

    (l) to send a copy of each insurance policy and renewal certificate to the lender at the place of payment;

    (m) to pay all of the costs of the lender and each lender party to the credit agreement, including legal fees on solicitor and own client basis to:

        (i) if this mortgage at some future date can be registered, prepare and register this mortgage, including all necessary steps to advance and secure the mortgage money and to report to the lender;

        (ii) collect the mortgage money;

        (iii)enforce the terms of this mortgage, including efforts to compel the borrower to perform the borrower's promises and agreements;

        (iv) do anything which the borrower has promised to do but has not done; and

        (v) prepare and give the borrower a discharge of this mortgage when the borrower has paid all money due under this mortgage and the borrower wants it to be discharged;

    (n) if the lender requires the borrower to do so; to:

        (i) give the lender in each year post-dated cheques for all loan payments due for that year and for taxes; and

        (ii) arrange for all loan payments to be made by pre-authorized chequing;

    (o) to pay any money which, if not paid, would result in a default under any charge or encumbrance having priority over this mortgage or which might result in the sale of the land if not paid; and

    (p) to pay and cause to be discharged any charges or encumbrances described in Section 5.2(b) which are not prior encumbrances permitted under this mortgage.

5.2 The borrower declares to the lender and each lender party to the credit agreement that:

    (a) the borrower has an interest in the land and has the right to mortgage the land to the lender;

    (b) the borrower's title to the land is subject only to:

        (i) those charges and encumbrances that are registered in the land title office at the time the borrower signed this mortgage; and

        (ii) any unregistered charges and encumbrances that the lender, with the consent of the required lenders, has agreed to in writing; and

    (c) subject to paragraph (b), the borrower:

        (i) has not given any other charge or encumbrance against the land; and

        (ii) has no knowledge of any other claim against the land.

5.3 The insurance policy or policies required by subsection 5.1(k) shall contain a mortgage clause approved by the lender and states that payment of any loss shall be made to the lender at the place of payment or any other place the lender requires.

5.4 The borrower gives up any statutory right to require the insurance proceeds to be applied in any particular manner.

6.0     AGREEMENTS BETWEEN THE BORROWER AND THE LENDER
6.1     The lender will use the money paid to the lender under
Section 5.1(b) to pay taxes unless there is a default in which case the lender may apply the money in payment of the mortgage money.

6.2 By this mortgage, the borrower grants and mortgages any additional or greater interest in the land that the borrower may later acquire.

6.3     Any money paid to the lender under this mortgage shall:

    (a) prior to a default, be applied first in payment of interest, secondly in payment of the principal amount and thirdly in payment of all other money owed by the borrower under this mortgage; and

    (b) after a default, be applied in any manner the lender chooses, with the consent of the required lenders.


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                                                                 Page 14

6.4 The lender may at any reasonable time inspect the land and any buildings and improvements which form part of it.

6.5 If the lender takes possession of the land, the lender shall not be responsible for maintaining and preserving the land and need only account to the borrower for any money which the lender actually receives in connection with this mortgage or the land.

6.6 The lender may spend money to perform any of the borrower's promises and agreements which the borrower has not performed and any money so spent shall be added to the principal amount, bear interest from the date that the money was so spent, and be immediately due and payable to the lender.

6.7 If the borrower wants to give any notice to the lender, the borrower must do so having it delivered to the lender personally or by sending it by registered or certified mail to the lender mailing address or to any other address later specified in writing by the lender to the borrower.

6.8 If the lender wants to give any notice to the borrower, the lender must do so by having it delivered to the borrower personally or by sending it by registered or certified mail to the borrower mailing address or to any other address later specified in writing by the borrower to the lender.

6.9 Any notice sent by mail is considered to have been received five days after it is mailed.

6.10 Any notice to be given by the borrower to the lender or vice versa during a mail strike or disruption must be delivered rather than sent by mail.

6.11 The borrower is not released from the borrower's promises and agreements only because the borrower sells the land.

6.12 If the borrower has mortgaged anything else to the lender better to secure payment of the mortgage money, the lender may take all lawful proceedings under any of the mortgages in any order that the lender chooses.

6.13 Neither the lender nor the lenders party to the credit agreement have to advance or readvance the principal amount or the rest or any further part of the principal amount to the borrower unless the lender and the lenders want to even though:

        (a)  the borrower has signed this mortgage;

        (b)  this mortgage is registered in the land title office; or

        (c) the lender and the lenders have advanced to the borrower part of the principal amount.

6.14    The lender may deduct from any advance of the principal amount:

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                                                                 Page 15

        (a)  any taxes that are due;

        (b) any interest that is due and payable to the date of the advance;

        (c) the legal fees and disbursements to prepare and register this mortgage including other necessary steps to advance and secure the mortgage money and to report to the lender; and

        (d)  any insurance premium.

6.15 The lender's right of consolidation applies to this mortgage and to any other mortgages given by the borrower to the lender. This means that if the borrower has mortgaged other property to the lender, the borrower will not have the right, after default to pay off this mortgage or any mortgage of other property unless the borrower pays the lender and each of the lenders party to the credit agreement all money owed by the borrower under this mortgage and all of the mortgages of other property.

7.0     DEFAULTS
7.1     A default occurs under this mortgage if:

    (a) there is the occurrence of an "event of default" (as that term is defined in the credit agreement);

    (b) the borrower defaults in the observance or performance in any material respect of any of its covenants, agreements or other obligations under this mortgage, provided however that if such default is curable, such default has not been remedied within 30 days after the lender has given notice to the borrower specifying the default;

    (c) the borrower makes an assignment for the benefit of its creditors, is declared a bankrupt, makes a proposal or otherwise takes advantage of provisions for relief under BANKRUPTCY AND INSOLVENCY ACT, the COMPANIES CREDITORS' ARRANGEMENT ACT or similar legislation in any jurisdiction, or makes an authorized assignment;

    (d) the land is abandoned or is left unoccupied for 30 or more consecutive days;

    (e) the land or any part of it is expropriated;

    (f) the borrower sells or agrees to sell all or any part of the land or if the borrower leases it or any part of it without the prior written consent of the lender;

    (g) the borrower gives another mortgage of the land to someone other than the lender without the prior written consent of the lender;

    (h) the borrower does not discharge any judgment registered in the land title office against the land within 30 days after receiving notice of its registration; or


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                                                                 Page 16

    (i) the borrower allows any claim of builders lien to remain undischarged on title to the land for more than 30 days unless the borrower:

        (i) diligently disputes the validity of the claim by taking all necessary legal steps to do so;

        (ii) gives reasonable security to the lender to pay the claim in full if it is found to be valid; and

        (iii)authorizes the lender to use the security to pay the lien in full.

7.2 If a default occurs under this mortgage, it will have the same effect as though a default had occurred under any other mortgage or agreement between the borrower and the lender or any lender party to the credit agreement.

8.0     CONSEQUENCES OF A DEFAULT
8.1 If a default occurs, all the mortgage money then owing to the lender and each of the lenders party to the credit agreement will, if the lender chooses, with the consent of the required lenders, at once become due and payable.

8.2 If a default occurs the lender may, in any order that the lender chooses, do any one or more of the following:

    (a) demand payment of all the mortgage money;

    (b) sue the borrower for the amount of money due;

    (c) take proceedings and any other legal steps to compel the borrower to keep the borrower's promises and agreements;

    (d) enter upon and take possession of the land;

    (e) sell the land and other property by public auction or private sale, or lease the land on terms decided by the lender:

        (i) on 30 days notice to the borrower if the default has continued for 30 days; or,

        (ii) without notice to the borrower if the default has continued for 60 days or more;

    (f) apply to the court for an order that the land be sold on terms approved by the court;

    (g) apply to the court to foreclose the borrower's interest in the land so that when the court makes its final order of foreclosure the borrower's interest in the land will be absolutely vested in and belong to the lender;




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                                                                 Page 17

    (h) appoint a receiver of the land;

    (i) enter upon and take possession of the land without the permission of anyone and make any arrangements the lender considers necessary to:

        (i)  inspect, lease, collect rents or manage the land;

        (ii) complete the construction of any building on the land; or

        (iii)repair any building on the land;

    (j) take whatever action is necessary to take, recover and keep possession of the land.

8.3     Nothing in Section 8.2 affects the jurisdiction of the court.

8.4 If the lender sells the land by public auction or by private sale the lender will use the amount received from the sale to pay:

    (a) any real estate agent's commission;

    (b) all adjustments usually made on the sale of land;

    (c) all of the lender's expenses and costs described in Section 8.2;
        and

    (d) the mortgage money;

and will pay any surplus

    (e) according to any order of the court if the land is sold by an order of the court; or

    (f) to the borrower if the land is sold other than by an order of the court.

8.5 If the money available to pay the mortgage money after payment of the commission, adjustments and expenses referred to in Section 8.4(a) to
(c) is not sufficient to pay all the mortgage money, the borrower will pay to the lender and the lenders party to the credit agreement on demand the amount of the deficiency.

8.6 The borrower will pay to the lender and each lender party to the credit agreement on demand all expenses and costs incurred by the lender or such lender in enforcing this mortgage. These expenses and costs include the lender's or such lender's cost of taking and keeping possession of the land, the cost of the time and services of the lender or such lender or the lender's or such lender's employees for so doing, the lender's or such lender's legal fees and disbursements on a solicitor and own client basis, unless the court allows legal fees and disbursements be paid on a different basis, and all other costs and expenses incurred by the lender or such lender to protect the lender's or such lender's interest under this mortgage. These expenses and costs will be added to the principal amount, be payable on demand and bear interest until they are fully paid.

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                                                                 Page 18

8.7 If the lender obtains judgment against the borrower as a result of a default, the remedies described in Section 8.2 may continue to be used by the lender to compel the borrower to perform the borrower's promises and agreements. The lender the lenders will continue to be entitled to receive interest on the mortgage money until the judgment is paid in full.

8.8 If the lender does not exercise any of the lender's rights on the happening of a default or does not ask the borrower to cure it, the lender is not prevented from later compelling the borrower to cure that default or exercising any of those rights in connection with the default or any later default of the same or any other kind.

9.0     CONSTRUCTION OF BUILDING OR IMPROVEMENTS
9.1 The borrower will not construct, alter or add to any buildings or improvements on the land without the prior written consent of the lender, and then only in accordance with accepted construction standards, building codes and municipal or government requirements and plans and specifications approved by the lender.

9.2 If this mortgage is intended to finance any construction, alteration or addition, the lender may make advances of the principal amount to the borrower based on the progress of construction. The lender will decide whether or not any advances will be made, the amount of the advances, and when they will be made.

10.0    LEASEHOLD MORTGAGE
10.1 This section applies if the interest mortgaged shown in the mortgage form is or includes a leasehold interest.

10.2 The borrower represents to the lender and each of the lenders party to the credit agreement that:

    (a) the lease is owned by the borrower subject only to those charges and encumbrances that are registered in the land title office at the time the borrower signs the mortgage form;

    (b) the lease is in good standing;

    (c) the borrower has compiled with all the borrower's promises and agreements contained in the lease;

    (d) the borrower has paid all rent that is due and payable under the lease;

    (e) the lease is not in default; and

    (f) the borrower has the right to mortgage the lease to the lender.

10.3    The borrower will:

    (a) comply with the lease and not do anything that would cause the lease to be terminated;


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                                                                 Page 19

    (b) immediately give to the lender a copy of any material notice or request received from the landlord;

    (c) immediately notify the lender if the landlord advises the borrower of the landlord's intention to terminate the lease before the term expires; and

    (d) sign any other document the lender requires to ensure that any greater interest in the land that is acquired by the borrower is charged by this mortgage.

10.4    Any default under the lease is a default under this mortgage.

10.5 The borrower promises the lender and each lender party to the credit agreement that the borrower will not, without first obtaining the written consent of the lender;

    (a) surrender or terminate the lease; or

    (b) agree to change the terms of the lease; or

    (c) assign, transfer or otherwise dispose of its leasehold interest in the lease, or any portion thereof.

10.6 The lender may perform any promise or agreement of the borrower under the lease.

10.7 Nothing done by the lender under this section will make the lender a mortgagee in possession.

11.0    RECEIVER
11.1 The borrower appoints both the lender and any agent of the lender as the borrower's attorney to appoint a receiver of the land.

11.2 The lender of the lender's agent may, if any default happens, appoint a receiver of the land and the receiver:

    (a) will be the borrower's agent and the borrower will be solely responsible for the receiver's acts or omissions;

    (b) has power, either in the borrower's name or in the name of the lender, to demand, recover and receive income from the land and start and carry on any action or court proceeding to collected that income;

    (c) may give receipts for income which the receiver receives;

    (d) may carry on any business which the borrower conducted on the land;

    (e) may lease or sublease the land or any part of it on terms and conditions that the receiver chooses;


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                                                                 Page 20

    (f) may complete the construction of or repair any building or improvement on the land;

    (g) may take possession of all or part of the land;

    (h) may manage the land and maintain it in good condition;

    (i) has the power to perform, in whole or in part, the borrower's promises and agreements; and

    (j) has the power to do anything that, in the receiver's opinion, will maintain and preserve the land or will increase or preserve the value or income potential of the land or the borrower's business on the land.

11.3 From income received the receiver may do any of the following in any order the receiver chooses:

    (a) retain a commission of 5% of the gross income or any higher commission approved by the court;

    (b) retain enough money to pay or recover the cost to collect the income and to cover other disbursements;

    (c) pay all taxes and the cost of maintaining the land in good repair, completing the construction of any building or improvement on the land, supplying goods, utilities and services to the land and taking steps to preserve the land from damage by weather, vandalism or any other cause;

    (d) pay any money that might, if not paid, result in a default under any charge or encumbrance having priority over this mortgage or that might result in the sale of the land if not paid;

    (e) pay taxes in connection with anything the receiver is entitled to do under this mortgage;

    (f) pay interest to the lender that is due and payable;

    (g) pay all or part of the principal amount to the lender whether or not it is due and payable;

    (h) pay any other money owed by the borrower under this mortgage;

    (i) pay insurance premiums.

11.4 The receiver may borrower money for the purpose of doing anything the receiver is authorized to do.



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                                                                 Page 21

11.5 Any money borrowed by the receiver, and any interest charged on that money and all the costs of borrowing, will be added to and be part of the mortgage money.

11.6 A receiver appointed by the lender may be removed by the lender and the lender may appoint another in the receiver's place.

11.7 The commission and disbursements of the receiver will be a charge on the land and will bear interest at the interest rate.

11.8 Nothing done by the receiver under this section will make the lender a mortgagee in possession.

12.0    STRATA LOT PROVISIONS
12.1 This section applies if the land described in the mortgage form is or becomes a strata lot created under the CONDOMINIUM ACT.

12.2 The borrower will fulfil all of the borrower's obligations as a strata lot owner under the CONDOMINIUM ACT and the by-laws, rules and regulations of the strata corporation and will pay all money owed by the borrower to the strata corporation.

12.3 The borrower gives to the lender the right to vote for the borrower under the by-laws of the strata corporation, but the lender is not required to do so or to attend or vote at any meeting or to protect the borrower's interest.

12.4 At the request of the lender, the borrower will give the lender copies of all notices, financial statements and other documents given by the strata corporation to the borrower.

12.5 The borrower appoints the lender to be the borrower's agent to inspect or obtain copies of any records or other documents of the strata corporation that the borrower is entitled to inspect or obtain.

12.6 If the strata corporation transfers, charges or adds to the common property, or amends its by-laws without the consent of the lender, and if, in the lender's opinion, the value of the land is reduced, the mortgage money shall, at the lender's option, immediately become due and payable to the lender on demand.

12.7 Nothing done by the lender under this section will make the lender a mortgagee in possession.

13.0    SUBDIVISION
13.1    If the land is subdivided:

    (a) this mortgage will charge each subdivided lot as security for payment of all the mortgage money; and

    (b) the lender is not required to discharge this mortgage as a charge on any of the subdivided lots unless all the mortgage money is paid.

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                                                                 Page 22

13.2 Even though the lender is not required to discharge any subdivided lot from this mortgage, the lender may agree to do so in return for payment of all or a part of the mortgage money. If the lender discharges a subdivided lot, this mortgage will continue to charge the subdivided lot or lots that have not been discharged.

14.0    CURRENT AND RUNNING ACCOUNT
14.1 This mortgage secures a current or running account and the lender may, on one or more occasions, advance and readvance all or part of the principal amount and this mortgage:

    (a) will be security for payment of the principal amount as advanced and readvanced and for all other money payable to the lender and the lenders party to the credit agreement under this mortgage;

    (b) will not be considered to have been redeemed only because:

        (i) the advances and readvances made to the borrower have been repaid; or

        (ii) the accounts of the borrower with the lender and the lenders party to the Credit Agreement cease to be in debit; and

    (c) remains effective security for further advances and readvances until the borrower has received a discharge of this mortgage.

15.0    GENERAL
15.1    This mortgage binds the borrower and its successors and assigns.

15.2 Each person who signs this mortgage as a borrower is jointly and severally liable for all of the borrower's promises and agreements as though each such borrower had been the only borrower to sign.

15.3 If any part of this mortgage is not enforceable, all other parts will remain in effect and be enforceable against the borrower.

15.4 This mortgage shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applied to therein.

15.5 All terms, unless specifically defined herein, shall have the same meaning as set out in the credit agreement.

16.0    CURRENCY INDEMNITY
16.1 The borrower agrees that if any monies owing hereunder are received by the lender or any lender party to the credit agreement in a currency (the "payment currency") other than lawful money of Canada (the "obligation currency") whether as a result of any realization, judgment or order, or the enforcement thereof or otherwise, and the amount produced by converting the payment currency so received, at the time of receipt, into the obligation currency is less than the relevant amount of the obligation currency, then the borrower shall indemnify the lender and the lenders party to the credit agreement for the

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                                                                 Page 23

deficiency and in respect of any loss sustained as a result. This indemnity will constitute a separate covenant and obligation of the borrower independent from the borrower's other covenants and obligations hereunder.

                          END OF DOCUMENT